UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2005
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                              SONO-TEK CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-16035                                        14-1568099
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(Commission File Number)                   (IRS Employer Identification No.)

2012 ROUTE 9W, MILTON, NEW YORK                        12547
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(Address of Principal Executive Offices)             (Zip Code)

                                 (845) 795-2020
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant's Certifying Accountant.

      On March 21, 2005, Sono-Tek Corporation dismissed Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of Sono-Tek Corporation as of February 29, 2004, and for two years then ended. The reports of Radin, Glass & Co., LLP on the financial statements of Sono-Tek Corporation for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audit for the two most recent fiscal years and in connection with Radin, Glass & Co., LLP's review of the subsequent interim periods preceding dismissal on March 21, 2005, there have been no disagreements between Sono-Tek Corporation and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on Sono-Tek Corporation's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, Sono-Tek Corporation had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

      Radin, Glass & Co., LLP has furnished Sono-Tek Corporation with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

      On March 21, 2005, Sono-Tek Corporation engaged Sherb & Co., LLP as its independent registered public accounting firm. Sono-Tek Corporation had not consulted with Sherb & Co., LLP Sherb & Co., LLP regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Sono-Tek Corporation's financial statements, and neither written nor oral advice was provided that would be an important factor considered by Sono-Tek Corporation in reaching a decision as to an accounting, auditing or financial reporting issues.

      The change was approved by Sono-Tek Corporation's board of directors.


Item 9.01 Financial Statements And Exhibits.

(c)   Exhibits.

      16.1 Letter from Radin, Glass & Co., LLP to the Securities and Exchange Commission dated March 22, 2005


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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SONO-TEK CORPORATION

                                                By: /s/ Christopher L. Coccio
                                                    ----------------------------
                                                    Christopher L. Coccio,
                                                    President & CEO

DATED:  March 23, 2005


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